UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:	Funds Investor Services 1-800-822-5544 or Institutional Shareholder Services 1-888-425-6432
Date of fiscal year end: October 31
Date of reporting period: April 30, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
          The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / APRIL 30, 2009

Legg Mason Partners
Variable International All
Cap Opportunity Portfolio

Managed by GLOBAL CURRENTS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks total return on its assets from growth of capital and income.

What’s inside

Letter from chairman	I

Portfolio at a glance	1

Portfolio expenses	2

Schedule of investments	4

Statement of assets and liabilities	9

Statement of operations	10

Statements of changes in net assets	11

Financial highlights	12

Notes to financial statements	13

Board approval of management and subadvisory agreements	23

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Global Currents Investment Management, LLC (“Global Currents”) is the Portfolio’s subadviser. LMPFA and Global Currents are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended April 30, 2009. Looking back, after expanding 2.8% during the second quarter of 2008, U.S. gross domestic product (“GDP”)i growth took a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the preliminary estimate for first quarter 2009 GDP decline was 5.7%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.7 million jobs have been shed, with nearly 2.7 million being lost during the first four months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.5% in March to 8.9% in April 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, appeared to finally be getting closer to reaching a bottom. According to the S&P/Case-Shiller Home Price Indexii, U.S. home prices continued to fall in February 2009, but they did end their sixteen-month streak of record declines. This led to hopes that prices could be nearing a period of stabilization. Other economic news also seemed to be “less negative.” Inflation remained low and, in March 2009, data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiv from 5.25% in August 2007 to 2.00% in April 2008, the Fed

Legg Mason Partners Variable International All Cap Opportunity Portfolio   I

Letter from the chairman continued

then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25% — a historic low — and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee . . . anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.
•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.
•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which will be used to facilitate the purchase of $500 billion to $1 trillion of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

The U.S. stock market was extremely volatile and generated poor results during the six months ended April 30, 2009. The overall stock market, as measured by the S&P 500 Indexv (the “Index”), began the reporting period on a poor note, as the Index fell 7.18% in November 2008. After a modest gain in December 2008, the market again fell sharply in January and February 2009. Stock prices continued to plunge in early March, at one point reaching a

II   Legg Mason Partners Variable International All Cap Opportunity Portfolio

twelve-year low. Stocks then rallied sharply in March and April, returning 8.76% and 9.57%, respectively. However, it was too little, too late, as the Index returned -8.53% during the six-month period as a whole.

While international developed equity markets also posted negative results during the six-month reporting period, they outperformed their U.S. counterpart on a relative basis. This was due, in part, to international stocks generating better returns toward the end of the reporting period. During this time, international stocks rose sharply given certain economic data that triggered hopes that the global economy was beginning to show signs of modest improvement. During the six-month period ended April 30, 2009, the MSCI EAFE Indexvi returned -2.64%.

Performance review
For the six months ended April 30, 2009, Legg Mason Partners Variable International All Cap Opportunity Portfolio1 returned -3.96%. The Portfolio’s unmanaged benchmark, the MSCI EAFE Index, returned -2.64% over the same time frame. The Lipper Variable International Value Funds Category Average2 returned -2.73% for the same period.

PERFORMANCE SNAPSHOT as of April 30, 2009 (unaudited)

6 MONTHS
(not annualized)
Variable International All Cap Opportunity Portfolio[1]	-3.96%

MSCI EAFE Index	-2.64%

Lipper Variable International Value Funds Category Average[2]	-2.73%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Portfolio’s most current prospectus dated February 28, 2009, the gross total operating expense ratio was 1.05%.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 72 funds in the Portfolio’s Lipper category.

Legg Mason Partners Variable International All Cap Opportunity Portfolio   III

Letter from the chairman continued

A special note regarding increased market volatility
In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and
•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

IV   Legg Mason Partners Variable International All Cap Opportunity Portfolio

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
 Chairman, President, and Chief Executive Officer

May 29, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Portfolio is subject to certain risks of overseas investing not associated with domestic investing, including currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

Legg Mason Partners Variable International All Cap Opportunity Portfolio   V

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Portfolio at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report   1

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2008 and held for the six months ended April 30, 2009.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
(3.96)%	$1,000.00	$960.40	1.23%	$5.98

[1]	For the six months ended April 30, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2   Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,018.70	1.23%	$6.16

[1]	For the six months ended April 30, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report   3

Schedule of investments (unaudited)
April 30, 2009

LEGG MASON PARTNERS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO

SHARES	SECURITY	VALUE
COMMON STOCKS — 98.6%

	Australia — 4.1%
237,514	Foster’s Group Ltd.	$910,986

563,700	Telstra Corp., Ltd.	1,366,169

16,500	Woodside Petroleum Ltd.	460,894

	Total Australia	2,738,049

	Belgium — 3.1%
29,440	Anheuser-Busch InBev NV*	78

66,640	Anheuser-Busch InBev NV	2,057,735

	Total Belgium	2,057,813

	Bermuda — 1.0%
13,224	Signet Jewelers Ltd.	209,865

205,100	Yue Yuen Industrial Holdings Ltd.	456,245

	Total Bermuda	666,110

	Canada — 2.8%
3,500	5N Plus Inc.*	18,706

39,800	Magna International Inc., Class A Shares	1,351,608

67,600	Viterra Inc.*	492,666

	Total Canada	1,862,980

	Cayman Islands — 0.0%
45,000	China Shineway Pharmaceutical Group Ltd.	27,522

	China — 3.8%
1,539,200	Denway Motors Ltd.	645,467

49,600	Ping An Insurance Group Co. of China Ltd., Class H Shares	309,758

1,954,000	Shanghai Electric Group Co., Ltd., Class H Shares	703,436

1,040,000	Zhejiang Expressway Co., Ltd., Class H Shares	893,723

	Total China	2,552,384

	Finland — 1.3%
60,200	Nokia Oyj, ADR	851,228

	France — 10.3%
61,300	AXA	1,034,712

19,700	BNP Paribas SA	1,050,150

38,100	France Telecom SA	851,254

14,000	Neopost SA	1,191,761

32,200	Publicis Groupe SA	992,152

See Notes to Financial Statements.

4   Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report

LEGG MASON PARTNERS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO

SHARES	SECURITY	VALUE
	France — 10.3% continued

800	Séché Environnement	$47,254

34,000	Total SA	1,726,660

	Total France	6,893,943

	Germany — 10.4%
6,100	Deutsche Boerse AG	452,415

87,000	Deutsche Telekom AG, Registered Shares	1,053,136

17,100	Linde AG	1,366,308

33,900	MTU Aero Engines Holding AG	1,144,877

62,700	Rhoen-Klinikum AG	1,321,995

12,500	Siemens AG, Registered Shares	844,802

52,900	Symrise AG	725,829

	Total Germany	6,909,362

	Hong Kong — 5.3%
143,000	Cheung Kong Holdings Ltd.	1,501,952

50,000	Jardine Matheson Holdings Ltd.	1,135,000

279,000	Wharf Holdings Ltd.	928,794

	Total Hong Kong	3,565,746

	India — 1.5%
48,700	ICICI Bank Ltd., ADR	1,004,681

	Ireland — 2.2%
120,579	C&C Group PLC	278,268

42,500	Ryanair Holdings PLC, ADR*	1,162,375

	Total Ireland	1,440,643

	Israel — 1.8%
26,900	Teva Pharmaceutical Industries Ltd., ADR	1,180,641

	Italy — 0.5%
6,500	Tod’s SpA	335,735

	Japan — 14.6%
57	Advance Residence Investment	187,169

26,400	Capcom Co., Ltd.	455,385

46,800	Denso Corp.	1,095,652

7,100	FANUC Ltd.	508,736

83	Japan Excellent Inc.	299,463

66,500	Makita Corp.	1,519,788

See Notes to Financial Statements.

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report   5

Schedule of investments (unaudited) continued
April 30, 2009

LEGG MASON PARTNERS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO

SHARES	SECURITY	VALUE
	Japan — 14.6% continued

22,500	Nidec Corp.	$1,233,658

140	Osaka Securities Exchange Co., Ltd.	442,688

64,000	Ricoh Co., Ltd.	780,298

32,000	Sumitomo Mitsui Financial Group Inc.	1,102,665

36,000	Tokio Marine Holdings Inc.	946,792

108	Top REIT Inc.	380,906

17,270	Yamada Denki Co., Ltd.	794,627

	Total Japan	9,747,827

	Jersey — 2.2%
225,000	Experian PLC	1,498,196

	Mexico — 0.9%
39,900	Grupo Televisa SA, ADR	617,652

	Netherlands — 5.4%
14,800	Akzo Nobel NV	625,276

9,300	Nutreco Holding NV	321,533

72,278	Royal Dutch Shell PLC, Class A Shares	1,681,888

2,900	Smartrac NV*	35,143

45,746	Unilever NV, CVA	910,304

	Total Netherlands	3,574,144

	Singapore — 0.1%
20,000	Haw Par Corp., Ltd.	51,360

	South Korea — 0.7%
40,400	LG Display Co., Ltd., ADR	496,516

	Spain — 0.1%
2,800	Clinica Baviera SA	33,115

	Sweden — 0.6%
34,675	AB SKF, Class B Shares	385,215

	Switzerland — 11.3%
33,700	Credit Suisse Group AG, Registered Shares	1,317,514

9,400	Lonza Group AG, Registered Shares	866,830

40,900	Nestle SA, Registered Shares	1,339,432

43,028	Nobel Biocare Holding AG, Registered Shares	884,850

26,100	Novartis AG, Registered Shares	992,935

See Notes to Financial Statements.

6   Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report

LEGG MASON PARTNERS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO

SHARES	SECURITY	VALUE
	Switzerland — 11.3% continued

8,053	Roche Holding AG	$1,020,037

78,638	UBS AG, Registered Shares*	1,099,471

	Total Switzerland	7,521,069

	Taiwan — 1.7%
150,148	Siliconware Precision Industries Co., ADR	1,121,606

87	United Microelectronics Corp., ADR	265

	Total Taiwan	1,121,871

	United Kingdom — 12.9%
35,800	Amdocs Ltd.*	749,294

28,500	Anglo American PLC	625,824

123,515	Barclays PLC	514,484

51,600	BG Group PLC	834,533

78,300	Halfords Group PLC	385,815

209,241	HSBC Holdings PLC	1,487,694

209,800	International Power PLC	771,446

44,700	Intertek Group PLC	675,315

26,800	Lonmin PLC	570,649

82,800	Persimmon PLC	468,635

818,450	Vodafone Group PLC	1,510,192

47	William Morrison Supermarkets PLC	172

	Total United Kingdom	8,594,053

	TOTAL COMMON STOCKS (Cost — $79,644,924)	65,727,855

RIGHT — 0.0%

	Belgium — 0.0%

47,500	Fortis(a)(b)* (Cost — $0)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $79,644,924)	65,727,855

See Notes to Financial Statements.

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report   7

Schedule of investments (unaudited) continued
April 30, 2009

LEGG MASON PARTNERS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENT — 1.7%

	Repurchase Agreement — 1.7%
$1,122,000	State Street Bank & Trust Co., repurchase agreement dated 4/30/09, 0.010% due 5/1/09; Proceeds due at maturity — $1,122,000; (Fully collateralized by U.S. Treasury Bills, 0.000% due 8/27/09; Market value — 1,144,657) (Cost — $1,122,000)	$1,122,000

	TOTAL INVESTMENTS — 100.3% (Cost — $80,766,924#)	66,849,855

	Liabilities in Excess of Other Assets — (0.3)%	(189,073)

	TOTAL NET ASSETS — 100.0%	$66,660,782

*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(b)	Illiquid security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR — American Depositary Receipt

CVA — Certificaaten van aandelen (Share Certificates)

SUMMARY OF INVESTMENTS BY SECTOR**

Financials	21.0%

Industrials	13.5

Consumer discretionary	13.3

Information technology	10.4

Health care	9.5

Consumer staples	9.4

Telecommunication services	7.1

Energy	7.0

Materials	5.9

Utilities	1.2

Short-term investment	1.7

100.0%

**	As a percentage of total investments. Please note that Portfolio holdings are as of April 30, 2009 and are subject to change.

See Notes to Financial Statements.

8   Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report

Statement of assets and liabilities (unaudited)
April 30, 2009

ASSETS:

Investments, at value (Cost — $80,766,924)	$66,849,855

Foreign currency, at value (Cost — $54,374)	54,110

Cash	798

Dividends receivable	390,172

Prepaid expenses	910

Total Assets	67,295,845

LIABILITIES:

Payable for securities purchased	391,613

Investment management fee payable	44,573

Payable for Portfolio shares repurchased	13,984

Trustees’ fees payable	1,633

Accrued expenses	183,260

Total Liabilities	635,063

TOTAL NET ASSETS	$66,660,782

NET ASSETS:

Par value (Note 4)	$141

Paid-in capital in excess of par value	153,479,674

Overdistributed net investment income	(107,186)

Accumulated net realized loss on investments and foreign currency transactions	(72,792,601)

Net unrealized depreciation on investments and foreign currencies	(13,919,246)

TOTAL NET ASSETS	$66,660,782

Shares Outstanding	14,136,145

Net Asset Value	$4.72

See Notes to Financial Statements.

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report   9

Statement of operations (unaudited)
For the Six Months Ended April 30, 2009

INVESTMENT INCOME:

Dividends	$880,180

Less: Foreign taxes withheld	(91,406)

Total Investment Income	788,774

EXPENSES:

Investment management fee (Note 2)	276,632

Shareholder reports	54,860

Custody fees	30,333

Legal fees	18,933

Audit and tax	11,651

Trustees’ fees	3,977

Insurance	2,149

Transfer agent fees	167

Miscellaneous expenses	2,348

Total Expenses	401,050

NET INVESTMENT INCOME	387,724

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions	(37,286,680)

Foreign currency transactions	4,920

Net Realized Loss	(37,281,760)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	33,370,865

Foreign currencies	(208)

Change in Net Unrealized Appreciation/Depreciation	33,370,657

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(3,911,103)

DECREASE IN NET ASSETS FROM OPERATIONS	$(3,523,379)

See Notes to Financial Statements.

10   Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED APRIL 30, 2009 (unaudited)
AND THE YEAR ENDED OCTOBER 31, 2008	2009	2008
OPERATIONS:

Net investment income	$387,724	$1,829,892

Net realized loss	(37,281,760)	(7,968,203)

Change in net unrealized appreciation/depreciation	33,370,657	(63,428,721)

Decrease in Net Assets From Operations	(3,523,379)	(69,567,032)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1):

Net investment income	(2,200,008)	(1,500,002)

Net realized gains	—	(78,540,689)

Decrease in Net Assets From Distributions to Shareholders	(2,200,008)	(80,040,691)

PORTFOLIO SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	462,474	907,657

Reinvestment of distributions	2,200,130	80,040,359

Cost of shares repurchased	(6,077,263)	(24,918,598)

Increase (Decrease) in Net Assets From Portfolio Share Transactions	(3,414,659)	56,029,418

DECREASE IN NET ASSETS	(9,138,046)	(93,578,305)

NET ASSETS:

Beginning of period	75,798,828	169,377,133

End of period*	$66,660,782	$75,798,828

* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(107,186)	$1,705,098

See Notes to Financial Statements.

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report   11

Financial highlights

   FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
   EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

	2009[1,2]	2008[2]	2007[2]	2006[3]	2005[3]	2004[2,3]
NET ASSET VALUE, BEGINNING OF PERIOD	$5.07	$19.31	$16.79	$13.56	$11.77	$10.43

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.03	0.12	0.24	0.17	0.13	0.07

Net realized and unrealized gain (loss)	(0.23)	(5.02)	2.99	3.25	1.77	1.37

Total income (loss) from operations	(0.20)	(4.90)	3.23	3.42	1.90	1.44

LESS DISTRIBUTIONS FROM:

Net investment income	(0.15)	(0.17)	(0.35)	(0.19)	(0.11)	(0.10)

Net realized gains	—	(9.17)	(0.36)	—	—	—

Total distributions	(0.15)	(9.34)	(0.71)	(0.19)	(0.11)	(0.10)

NET ASSET VALUE, END OF PERIOD	$4.72	$5.07	$19.31	$16.79	$13.56	$11.77

Total return[4]	(3.96)%	(46.09)%	19.78%	25.46%	16.21%	13.90%

NET ASSETS, END OF PERIOD (MILLIONS)	$67	$76	$169	$170	$160	$160

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.23%[5]	1.12%	1.00%[6]	0.96%	1.00%	1.01%

Net expenses[7]	1.23 [5]	1.12 [8]	1.00 [6,8]	0.96 [8]	1.00	1.01 [8]

Net investment income	1.19 [5]	1.41	1.32	1.03	0.98	0.67

PORTFOLIO TURNOVER RATE	44%	63%	101%	8%	16%	21%

[1]	For the six months ended April 30, 2009 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2007.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.99% and 0.98%, respectively.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.50%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12   Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report

Notes to financial statements (unaudited)

1.	Organization and significant accounting policies
Legg Mason Partners Variable International All Cap Opportunity Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depository receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective November 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments,

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report   13

Notes to financial statements (unaudited) continued

and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

			OTHER SIGNIFICANT	SIGNIFICANT
		QUOTED PRICES	OBSERVABLE INPUTS	UNOBSERVABLE INPUTS
	APRIL 30, 2009	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investments in securities	$66,849,855	$65,727,855	$1,122,000	—

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

14   Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign risk. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report   15

Notes to financial statements (unaudited) continued

1986, as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2009, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Global Currents Investment Management, LLC (“Global Currents”) is the Portfolio’s subadviser. LMPFA and Global Currents are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.850%

Next $1 billion	0.825

Next $3 billion	0.800

Next $5 billion	0.775

Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments. For its services, LMPFA pays Global Currents 70% of the net management fee it receives from the Portfolio.

16   Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report

During the six months ended April 30, 2009, the Portfolio had a voluntary expense limitation in place of 1.50%.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Portfolio’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Portfolio had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Portfolio and any payments made pursuant to the Plan will be made from the Portfolio’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of April 31, 2009, the Portfolio had accrued $1,092 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the six months ended April 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as substantially follows:

Purchases	$28,453,401

Sales	32,475,651

At April 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,261,119

Gross unrealized depreciation	(16,178,188)

Net unrealized depreciation	$(13,917,069)

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report   17

Notes to financial statements (unaudited) continued

4.	Shares of beneficial interest
At April 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an indentical interest and has the same rights.

Transactions in shares of the Portfolio were as follows:

	SIX MONTHS ENDED	YEAR ENDED
	APRIL 30, 2009	OCTOBER 31, 2008
Shares sold	99,072	111,000

Shares issued on reinvestment	459,317	9,023,716

Shares repurchased	(1,360,958)	(2,967,260)

Net increase (decrease)	(802,569)	6,167,456

5.	Capital loss carryforward
On October 31, 2008, the Portfolio had a net capital loss carryforward of approximately $35,489,011, of which $13,815,906 expires in 2009, $6,907,953 expires in 2010, $6,907,953 expires in 2011, and $7,857,199 expires in 2016. These amounts will be available to offset any future taxable capital gains. Additionally, $27,631,812 of the capital loss carryforward is subject to an annual limitation of $6,907,953 resulting from an ownership change the Portfolio experienced in a prior year.

6.	Regulatory matters
On May 31, 2005, the U. S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which

18   Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report

CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report   19

Notes to financial statements (unaudited) continued

7.	Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges

20   Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report

similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

8.	Recent accounting pronouncements
In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and related disclosures.

* * *

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report   21

Notes to financial statements (unaudited) continued

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Portfolio’s financial statement disclosures.

22   Legg Mason Partners Variable International All Cap Opportunity Portfolio 2009 Semi-Annual Report

Board approval of management and
subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of Legg Mason Partners Variable International All Cap Opportunity Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Global Currents Investment Management, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the Fund under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the

Legg Mason Partners Variable International All Cap Opportunity Portfolio   23

Board approval of management and
subadvisory agreements (unaudited) continued

Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all international value funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2008. The Fund performed below the median for each time

24   Legg Mason Partners Variable International All Cap Opportunity Portfolio

period. The Board noted, however, that the Fund’s recent relative performance showed improvement from prior years’ performance. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s relative performance was competitive compared to the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios
The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with

Legg Mason Partners Variable International All Cap Opportunity Portfolio   25

Board approval of management and
subadvisory agreements (unaudited) continued

those of a group of six international value funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all international value funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group, but slightly higher than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group, but lower than the average total expense ratio of the funds in the Expense Universe.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with

26   Legg Mason Partners Variable International All Cap Opportunity Portfolio

shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Variable International All Cap Opportunity Portfolio   27

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Legg Mason Partners
Variable International
All Cap Opportunity Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Global Currents
Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent*

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Portfolio’s transfer agent.

Legg Mason Partners Variable International All Cap Opportunity Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable International All Cap Opportunity Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

2009 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

2009 Legg Mason Investor Services, LLC Member FINRA, SIPC
FD04229 6/09 SR09-831

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
          Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
          Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
          Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
          Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
          Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
          Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
          Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
          Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
          Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Not applicable.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: June 25, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: June 25, 2009

By:	/s/ Kaprel Ozsolak

Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust
Date: June 25, 2009